UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2010

AGR TOOLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52043	98-0480810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Lido Circle, Suite C-1
Lakeway, TX 78724
(Address of principal executive offices)

936-539-5744
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01   Other Events

On September 21, 2010, AGR Tools, Inc. (the “Company”) issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the proposed issuance by the Company of shares of its common stock to certain investors in an offering exempt from the registration requirements of the Securities Act.

In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1	Press Release dated September 21, 2010

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2010	AGR TOOLS, INC.

	By:	/s/Rock Rutherford
Rock Rutherford
President, Chief Executive Officer